Exhibit 99.1
VIAVI ANNOUNCES FIRST QUARTER FISCAL 2019 RESULTS
First Quarter

•	Net revenue of $268.5 million, up $77.6 million or 40.6% year-over-year

•	GAAP operating margin of (0.4)%, down 390 bps year-over-year

•	Non-GAAP operating margin of 16.3%, up 260 bps year-over-year

•	GAAP EPS of $(0.07), down $0.04 or (133.3)% year-over-year

•	Non-GAAP EPS of $0.15, up $0.05 or 50.0% year-over-year

•	In October we acquired RPC Photonics, a technology leader in engineered diffuserTM to expand our 3D Sensing offering

San Jose, California, November 1, 2018 — VIAVI (NASDAQ: VIAV) today reported results for its first fiscal quarter ended September 29, 2018.

First quarter of fiscal 2019 net revenue was $268.5 million. GAAP net loss was $(15.3) million, or $(0.07) per share. Non-GAAP net income was $35.2 million, or $0.15 per share.

Fourth quarter of fiscal 2018 net revenue was $260.7 million. GAAP net loss was $(29.2) million or $(0.13) per share. Non-GAAP net income was $27.1 million, or $0.12 per share.

First quarter of fiscal 2018 net revenue was $190.9 million. GAAP net loss was $(7.6) million, or $(0.03) per share. Non-GAAP net income was $22.3 million, or $0.10 per share.

“We delivered solid results in fiscal Q1 2019, driven by better than expected demand in our key growth areas of Fiber, 5G wireless, and 3D Sensing,” said Oleg Khaykin, VIAVI’s President and Chief Executive Officer.  “However, our strong performance in Fiber, 5G wireless and 3D Sensing was dampened by the continuing weak spending by the North American service providers. Despite that, our NSE business segment delivered solid non-GAAP operating results, helped by a richer product mix and operating expense management. We expect fiscal Q1 business trends to continue into Q2.”

Khaykin added, “On October 30, we completed the acquisition of RPC Photonics, Inc. a technology leader in engineered optical diffusers used for 3D Sensing and other related applications. With this acquisition, VIAVI now has a strong presence in both the projector and camera of the 3D Sensing module. This acquisition significantly increases our 3D Sensing available market opportunity.”

Financial Overview:

The tables below (in millions, except percentage, and per share data) provide comparisons of quarterly results to prior periods, including sequential quarterly and year-over-year changes. A reconciliation between GAAP and non-GAAP measures is contained in this release under the section titled “Use of Non-GAAP (Adjusted) Financial Measures.”

First Quarter Ended September 29, 2018

	GAAP Results
	Q1	Q4	Q1	Change
	FY 2019	FY 2018	FY 2018	Q/Q	Y/Y
Net revenue	$268.5	$260.7	$190.9	3.0	40.6%
Gross margin	56.0%	51.0%	59.0%	500 bps	(300) bps
Operating margin	(0.4)%	(4.6)%	3.5%	420 bps	(390) bps
Income (loss) from operations	(1.2)	(12.1)	6.7	90.1	(117.9)%
Net (loss) income per share	(0.07)	(0.13)	(0.03)	46.2	(133.3)%

	Non-GAAP Results
	Q1	Q4	Q1	Change
	FY 2019	FY 2018	FY 2018	Q/Q	Y/Y
Non-GAAP gross margin	59.8%	58.8%	62.3%	100 bps	(250) bps
Non-GAAP operating margin	16.3%	13.0%	13.7%	330 bps	260 bps
Non-GAAP income from operations	43.8	33.9	26.1	29.2	67.8
Non-GAAP net earnings per share	0.15	0.12	0.10	25.0	50.0

	Net Revenue by Segment
	Q1	% of Net	Q4	Q1	Change
	FY 2019	revenue	FY 2018	FY 2018	Q/Q	Y/Y
Network Enablement	$164.5	61.2%	$179.0	$111.6	(8.1)%	47.4%
Service Enablement	26.2	9.8%	28.5	24.9	(8.1)%	5.2%
Optical Security and Performance Products	77.8	29.0%	53.2	54.4	46.2%	43.0%
Total	$268.5	100.0%	$260.7	$190.9	3.0%	40.6%

•	Americas, Asia-Pacific and EMEA customers represented 35.0%, 36.6% and 28.4%, respectively, of total net revenue for the quarter ended September 29, 2018.

•	As of September 29, 2018, the Company held $659.6 million in total cash and investments.

•
As of September 29, 2018, the Company had $827.7 million of total aggregate principal amount of senior convertible notes, with net carrying value of $705.8 million. The Company had $142.7 million aggregate principal which has been classified as current portion of long-term debt as of September 29, 2018. The Company also had $460.0 million aggregate principal amount of 1.00% Senior Convertible Notes and $225.0 million aggregate principal amount of 1.75% Senior Convertible Notes with a net carrying value of $563.1 million classified as long-term debt.

•	During the fiscal quarter ended September 29, 2018, the Company generated $27.6 million of cash from operations.

ASC 606 - Revenue from Contracts with Customers:

On July 1, 2018, VIAVI adopted Accounting Standards Update 2014-09, Revenue from Contracts with Customers, as amended (commonly referred to as “ASC 606”). ASC 606 provides a unified model to determine when and how revenue is recognized, eliminating industry specific revenue recognition guidance. The Company adopted ASC 606 under the full retrospective method, which requires the Company to recast each prior period presented consistent with the new guidance. Accordingly, the financial results for the first quarter of fiscal 2019 presented in this exhibit have been prepared under ASC 606. In order to provide meaningful comparisons to prior periods, financial statements for the first quarter of fiscal 2018 and the balance sheet as of June 30, 2018 have been adjusted for ASC 606.

To further assist users of the financial statements, the financial tables in this exhibit also include supplemental schedules of financial information for fiscal years 2017 and 2018, adjusted for ASC 606.

Business Outlook for the Second Quarter of Fiscal 2019

For the second quarter of fiscal 2019 ending December 29, 2018 the Company expects net revenue to be between $270 million to $290 million and non-GAAP earnings per share to be $0.15 to $0.17.

With respect to our expectations above, the Company has not reconciled non-GAAP net income per share to GAAP net income (loss) per share in this press release because it is unable to provide a meaningful or accurate estimate of certain reconciling items described in the “Use of Non-GAAP (Adjusted) Financial Measures” section below and the information is not available without unreasonable effort as a result of the inherent difficulty of forecasting the timing and/or amounts of certain items, including certain charges related to restructuring, acquisition, integration and related charges. In addition, the Company believes such reconciliations would imply a degree of precision that may be confusing or misleading to investors.

Conference Call

The Company will discuss these results and other related matters at 1:30 p.m. Pacific Standard Time on November 1, 2018 in a live webcast, which will also be archived for replay on the Company’s website at www.viavisolutions.com/investors.  The Company will post supplementary slides outlining the Company’s latest financial results on www.viavisolutions.com/investors under the “Quarterly Results” section concurrently with this earnings press release. This press release is being furnished as a Current Report on Form 8-K with the Securities and Exchange Commission, and will be available at www.sec.gov.

About VIAVI Solutions

VIAVI (NASDAQ: VIAV) is a global provider of network test, monitoring and assurance solutions to communications service providers, enterprises, network equipment manufacturers, civil government, military and avionics customers, supported by a worldwide channel community including VIAVI Velocity Solution Partners. We deliver end-to-end visibility across physical, virtual and hybrid networks, enabling customers to optimize connectivity, quality of experience and profitability. VIAVI is also a leader in high performance thin film optical coatings, providing light management solutions to anti-counterfeiting, consumer electronics, automotive, defense and instrumentation markets. Learn more about VIAVI at www.viavisolutions.com. Follow us on VIAVI Perspectives, LinkedIn, Twitter, YouTube and Facebook.

About RPC Photonics, Inc.

RPC Photonics’ principal markets include consumer electronics (3D Sensing), industrial automation, life sciences, and aerospace and defense systems.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any expectation, anticipation or guidance as to future financial performance, including future revenue, gross margin, operating expense, operating margin, profitability targets, cash flow and other financial metrics, as well as the impact and duration of certain trends and market position and conditions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) continuing general limited visibility across many of our product lines; (b) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (c) consolidations in our customer base; (d) unforeseen changes in the demand for current and new products, technologies, services and customer purchasing delays as they assess or transition to such new technologies and/or architectures, both of which limit near-term demand visibility, and could negatively impact potential revenue; (e) continued decline of average selling prices across our businesses; (f) notable seasonality and a significant level of in-quarter book-and-ship business; (g) various product and manufacturing transfers, site consolidations, product discontinuances and the restructuring and workforce reduction plans, including the plan announced in July 2018 that may cause short-term disruptions; (h) challenges integrating the businesses the Company has acquired and realizing all of the expected benefits and savings; (i) the ability of our suppliers and contract manufacturers to meet production and delivery requirements to our forecasted demand; (j) potential disruptions or delays to our manufacturing and operations due to natural disasters such as the recent wildfires in Northern California; (k) the uncertain impact to our supply chain of tariffs, sanctions and other trade measures imposed by domestic and foreign governments and the possibility of escalation of “trade wars”; and (l) inherent uncertainty related to global markets and the effect of such markets on demand for our products. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. For more information on these risks, please refer to the “Risk Factors” section included in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2018 filed with the Securities and Exchange Commission. The forward-looking statements contained in this press release are made as of the date thereof and the Company assumes no obligation to update such statements.

Contact Information

Investors:
Bill Ong
408-404-4512
bill.ong@viavisolutions.com

Press:
Amit Malhotra
202-341-8624
amit.malhotra@viavisolutions.com

The following financial tables are presented in accordance with GAAP, unless otherwise specified.

-SELECTED PRELIMINARY FINANCIAL DATA -

VIAVI SOLUTIONS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share data)
(unaudited)
PRELIMINARY

	Three Months Ended
	September 29, 2018	September 30, 2017
Net revenue	$268.5	$190.9
Cost of revenues	108.7	74.1
Amortization of acquired technologies	9.4	4.1
Gross profit	150.4	112.7
Operating expenses:
Research and development	42.6	29.1
Selling, general and administrative	84.4	72.3
Amortization of other intangibles	9.8	3.1
Restructuring and other charges	14.8	1.5
Total operating expenses	151.6	106.0
(Loss) income from operations	(1.2)	6.7
Interest and other income, net	1.9	0.2
Loss on sale of investments	(0.2)	—
Interest expense	(10.1)	(12.5)
Loss before taxes	(9.6)	(5.6)
Provision for income taxes	5.7	2.0
Net loss	$(15.3)	$(7.6)

Net loss per share - basic and diluted	$(0.07)	$(0.03)

Shares used in per share calculation - basic and diluted	227.2	228.1

The preliminary financial statements are estimated based on our current information.

VIAVI SOLUTIONS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in millions, unaudited)
PRELIMINARY

	September 29, 2018	June 30, 2018
ASSETS
Current assets:
Cash and cash equivalents	$600.7	$611.4
Short-term investments	51.7	169.3
Restricted cash	7.2	7.3
Accounts receivable, net	224.1	218.6
Inventories, net	89.5	92.3
Prepayments and other current assets	53.0	56.3
Total current assets	1,026.2	1,155.2
Property, plant and equipment, net	170.8	170.5
Goodwill	341.1	336.3
Intangibles, net	216.6	235.1
Deferred income taxes	113.4	114.3
Other non-current assets	20.7	15.4
Total assets	$1,888.8	$2,026.8
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$60.3	$55.5
Accrued payroll and related expenses	57.7	52.8
Deferred revenue	61.5	60.6
Accrued expenses	32.6	30.1
Current portion of long-term debt	142.7	275.3
Other current liabilities	74.8	78.9
Total current liabilities	429.6	553.2
Long-term debt, net of current portion	563.1	557.9
Other non-current liabilities	186.5	180.8
Total stockholders’ equity	709.6	734.9
Total liabilities and stockholders’ equity	$1,888.8	$2,026.8

The preliminary financial statements are estimated based on our current information.

VIAVI SOLUTIONS INC.
REPORTABLE SEGMENT INFORMATION
(in millions, unaudited)
PRELIMINARY

	Three Months Ended September 29, 2018
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Other Items (1)	Consolidated GAAP Measures
Net revenue	$164.5	$26.2	$190.7	$77.8	$—	$268.5

Gross profit	102.9	18.3	121.2	39.4	(10.2)	150.4
Gross margin	62.6%	69.8%	63.6%	50.6%		56.0%

Operating income			16.4	27.4	(45.0)	(1.2)
Operating margin			8.6%	35.2%		(0.4)%

	Three Months Ended September 30, 2017 (2)
	Network and Service Enablement
	Network Enablement	Service Enablement	Network and Service Enablement	Optical Security and Performance Products	Other Items (1)	Consolidated GAAP Measures
Net revenue	$111.6	$24.9	$136.5	$54.4	$—	$190.9

Gross profit	70.3	17.3	87.6	31.4	(6.3)	112.7
Gross margin	63.0%	69.5%	64.2%	57.7%		59.0%

Operating income			3.9	22.2	(19.4)	6.7
Operating margin			2.9%	40.8%		3.5%
(1) Other items include charges unrelated to core operating performance primarily consisted of acquisition and integration related expenses, transformational initiatives such as the implementation of simplified automated processes, site consolidations, and reorganization, amortization of acquisition related inventory step-up, and loss on disposal of long-lived assets.
(2) As adjusted for adoption of ASC 606.

The preliminary financial schedules are estimated based on our current information.

Use of Non-GAAP (Adjusted) Financial Measures

The Company provides non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA financial measures as supplemental information regarding the Company’s operational performance. The Company uses the measures disclosed in this release to evaluate the Company’s historical and prospective financial performance, as well as its performance relative to its competitors. Specifically, management uses these items to further its own understanding of the Company’s core operating performance, which the Company believes represent its performance in the ordinary, ongoing and customary course of its operations. Accordingly, management excludes from core operating performance items such as those relating to certain purchase price accounting adjustments, amortization of acquisition-related intangibles and inventory step-up, stock-based compensation, restructuring, separation costs, and certain investing expenses and non-cash activities that management believes are not reflective of such ordinary, ongoing and customary course activities. Additionally, the Company excludes the results of discontinued operations in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA for all periods reported. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance as the Company is no longer active in its discontinued operations.

The Company believes providing this additional information allows investors to see Company results through the eyes of management. The Company further believes that providing this information allows investors to better understand the Company’s financial performance and, importantly, to evaluate the efficacy of the methodology and information used by management to evaluate and measure such performance.

The non-GAAP adjustments described in this release are excluded by the Company from its non-GAAP financial measures. The non-GAAP adjustments, and the basis for excluding them, are outlined below.

Cost of revenues, costs of research and development and costs of selling, general and administrative: The Company’s GAAP presentation of gross margin and operating expenses may include (i) additional depreciation and amortization from changes in estimated useful life and the write-down of certain property, equipment and intangibles that have been identified for disposal but remained in use until the date of disposal, (ii) workforce related charges such as severance, retention bonuses and employee relocation costs related to formal restructuring plans, (iii) costs for facilities not required for ongoing operations, and costs related to the relocation of certain equipment from these facilities and/or contract manufacturer facilities, (iv) stock-based compensation, and (v) other charges unrelated to our core operating performance comprising mainly of acquisition, amortization of related intangibles and inventory step-up, integration, litigation and other costs and contingencies unrelated to current and future operations, including transformational initiatives such as the implementation of simplified automated processes, site consolidations, and reorganizations. The Company excludes these items in calculating non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Amortization of intangibles: The Company includes amortization expense related to intangibles in its GAAP presentation of cost of revenues and operating expense. The Company excludes these significant non-cash items in calculating non-GAAP gross margin, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes doing so provides investors a clearer and more consistent view of the Company’s core operating performance in terms of cost of revenues and operating expenses.

Non-cash interest expense and other expense: The Company incurred non-cash interest expense accretion of the debt discount on its convertible debt instruments. The Company incurred a loss in connection with repurchasing certain of its 0.625% Senior Convertible Notes which was recorded in interest and other income, net, in compliance with the authoritative guidance. The Company eliminates these items in calculating non-GAAP net income (loss), and non-GAAP net income (loss) per share, EBITDA and adjusted EBITDA, because it believes that in so doing, it can provide investors a clearer and more consistent view of the Company’s core operating performance.

Gain or loss on sale of available for-sale investments: The Company has sold available-for-sale investments and includes the impact of these activities in its GAAP presentation of net income (loss) and net income (loss) per share. The Company’s core business does not include making financial investments in third parties. Moreover, the amount and timing of gains and losses on the sale of available-for-sale investments are unpredictable. Consequently, the Company excludes these items in calculating non-GAAP net income (loss), non-GAAP net income (loss) per share, and adjusted EBITDA because it believes gains or losses on these sales are not related to the Company’s ongoing core business and operating performance.

Income tax expense or benefit: The Company excludes certain non-cash tax expense or benefit items, such as the utilization of net operating losses where valuation allowances were released, intra-period tax allocation benefit, the impact of US tax reform enacted in December 2017 and the tax effect for amortization of non-tax deductible intangible assets, in calculating non-GAAP net income (loss) and non-GAAP net income (loss) per share. As the Company excludes amortization of certain intangibles assets in calculating non-GAAP gross margin, non-GAAP operating profit or (loss) and non-GAAP income or (loss), the tax benefit resulting from non-tax deductible amortization expense of such intangible assets is also excluded from non-GAAP metrics. The Company believes excluding these items enables investors to evaluate more clearly and consistently the Company’s core operational performance.

Interest, taxes, depreciation, amortization and other adjustments: The Company’s EBITDA calculation primarily excludes interest and other income (expense), interest expense, taxes, depreciation and amortization, and other items that are not part of its core operating performance described above. The Company’s adjusted EBITDA excludes items in addition to the items excluded from the EBITDA calculation such as stock-based compensation, impairment of goodwill, restructuring and related charges (benefits), gain or loss on sale of available for-sale investments and other charges related to activities that are not part of its core operating performance described above. Management believes adjusted EBITDA is a good indicator of the Company’s core operational cash flow.

Non-GAAP financial measures are not in accordance with, preferable to, or an alternative for, generally accepted accounting principles in the United States. The GAAP measure most directly comparable to non-GAAP net income (loss) is net income (loss). The GAAP measure most directly comparable to non-GAAP net income (loss) per share is net income (loss) per share. The Company believes these GAAP measures alone are not fully indicative of its core operating expenses and performance and that providing non-GAAP financial measures in conjunction with GAAP measures provides valuable supplemental information regarding the Company’s overall performance.

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES
(in millions, except per share data)
(unaudited)
PRELIMINARY
The following tables reconcile GAAP measures to non-GAAP measures:

	Three Months Ended
	September 29, 2018		September 30, 2017(1)
	Gross Profit	Gross Margin	Gross Profit	Gross Margin
GAAP measures	$150.4	56.0%	$112.7	59.0%
Stock-based compensation	0.8	0.3%	0.9	0.5%
Other charges unrelated to core operating performance (2)	—	—%	1.3	0.7%
Amortization of intangibles	9.4	3.5%	4.1	2.1%
Total related to Cost of Revenue	10.2	3.8%	6.3	3.3%
Non-GAAP measures	$160.6	59.8%	$119.0	62.3%

	Three Months Ended
	September 29, 2018		September 30, 2017(1)
	Operating (Loss) Income	Operating Margin	Operating Income	Operating Margin
GAAP measures	$(1.2)	(0.4)%	$6.7	3.5%
Stock-based compensation	8.1	3.0%	7.5	3.9%
Other charges unrelated to core operating performance (3)	2.9	1.1%	3.2	1.7%
Amortization of intangibles	19.2	7.1%	7.2	3.8%
Restructuring and related charges	14.8	5.5%	1.5	0.8%
Total related to Cost of Revenue and Operating Expenses	45.0	16.7%	19.4	10.2%
Non-GAAP measures	$43.8	16.3%	$26.1	13.7%

	Three Months Ended
	September 29, 2018		September 30, 2017(1)
	Net (Loss) Income	Diluted EPS	Net (Loss) Income	Diluted EPS
GAAP measures	$(15.3)	$(0.07)	$(7.6)	$(0.03)
Items reconciling GAAP net (loss) income and EPS to non-GAAP net income and EPS:
Stock-based compensation	8.1	0.04	7.5	0.03
Other charges unrelated to core operating performance (3)	2.9	0.01	3.2	0.01
Amortization of intangibles	19.2	0.08	7.2	0.03
Restructuring and related charges	14.8	0.06	1.5	0.01
Loss on sale of investments	0.2	—	—	—
Non-cash interest expense and other expense	6.6	0.03	12.7	0.05
Provision for (benefit from) income taxes	(1.3)	(0.01)	(2.2)	(0.01)
Total related to net income and EPS	50.5	0.22	29.9	0.13
Non-GAAP measures	$35.2	$0.15	$22.3	$0.10
Shares used in per share calculation for Non-GAAP EPS		230.5		232.7
Note: Certain totals may not add due to rounding

(1) As adjusted for adoption of ASC 606.
(2) Other items include charges unrelated to core operating performance consisted of acquisition and integration related expenses such as amortization of acquisition related inventory step-up, site consolidations and reorganizations.
(3) Other items include charges unrelated to core operating performance primarily consisted of acquisition and integration related transformational initiatives such as the implementation of simplified automated processes, site consolidations, and reorganization, amortization of acquisition related inventory step-up, and loss on disposal of long-lived assets.

The preliminary financial schedules are estimated based on our current information.

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES TO ADJUSTED EBITDA
(in millions, unaudited)
PRELIMINARY

	Three Months Ended
	September 29, 2018	September 30, 2017(1)
GAAP net loss	$(15.3)	$(7.6)
Interest and other income, net	(1.9)	(0.2)
Interest expense	10.1	12.5
Provision for income taxes	5.7	2.0
Depreciation	9.9	8.4
Amortization	19.2	7.2
EBITDA from continuing operations	27.7	22.3
Loss on sale of investments	0.2	—
Costs related to restructuring and related charges	14.8	1.5
Costs related to stock-based compensation	8.1	7.5
Other charges unrelated to core operating performance (2)	2.9	3.2
Adjusted EBITDA from continuing operations	$53.7	$34.5

Note: Certain totals may not add due to rounding

(1) As adjusted for adoption of ASC 606.
(2) Other items include charges unrelated to core operating performance primarily consisted of acquisition and integration related expenses, transformational initiatives such as the implementation of simplified automated processes, site consolidations, and reorganization, amortization of acquisition related inventory step-up, and loss on disposal of long-lived assets.

The preliminary financial schedules are estimated based on our current information.

VIAVI SOLUTIONS INC.
SUPPLEMENTAL SCHEDULE OF FINANCIAL INFORMATION ADJUSTED FOR ASC 606
(in millions, except per share data)
(US GAAP, unaudited)
During May 2014, the Financial Accounting Standards Board issued updated revenue recognition standards (ASC 606). VIAVI adopted ASC 606 on a full retrospective basis effective July 1, 2018, the first day of fiscal 2019.

Condensed Consolidated Statements of Operations Adjusted for ASC 606
The following table presents the condensed consolidated statements of operations for the quarterly and annual periods of fiscal 2018 and the annual period of fiscal 2017 as adjusted for ASC 606 (in millions, except per share data):

	Three Months Ended				Twelve Months Ended
	September 30, 2017	December 30, 2017	March 31, 2018	June 30, 2018	June 30, 2018	July 1, 2017
Net revenue	$190.9	$205.4	$218.7	$260.7	$875.7	$805.0
Cost of revenues	78.2	86.0	95.4	127.7	387.3	326.0
Gross profit	112.7	119.4	123.3	133.0	488.4	479.0
Income (loss) from operations	6.7	6.9	0.4	(12.1)	1.9	7.0
Income (loss) from continuing operations, before income tax	(5.6)	(1.9)	(7.6)	(20.6)	(35.7)	180.0
Provision for income taxes	2.0	(0.8)	3.1	8.6	12.9	21.4
Income (loss) from continuing operations, net of tax	(7.6)	(1.1)	(10.7)	(29.2)	(48.6)	158.6
Income (loss) from discontinued operations, net of tax	—	—	—	—	—	1.6
Net (loss) income	(7.6)	(1.1)	(10.7)	(29.2)	(48.6)	160.2

Net (loss) income per share - basic	$(0.03)	$0.00	$(0.05)	$(0.13)	$(0.21)	$0.70
Net (loss) income per share - diluted	$(0.03)	$0.00	$(0.05)	$(0.13)	$(0.21)	$0.68

Shares used in per share calculation - basic	228.1	227.4	226.3	226.5	227.1	229.9
Shares used in per share calculation - diluted	228.1	227.4	226.3	226.5	227.1	234.5

Note: Certain totals may not add due to rounding

VIAVI SOLUTIONS INC.
RECONCILIATION OF GAAP MEASURES TO NON-GAAP MEASURES - ASC 606
(in millions, except per share data)
(unaudited)
The following tables reconcile GAAP measures to non-GAAP measures Adjusted for ASC 606:

	Three Months Ended
	December 30, 2017		March 31, 2018		June 30, 2018
	Gross Profit	Gross Margin	Gross Profit	Gross Margin	Gross Profit	Gross Margin
GAAP measures	$119.4	58.1%	$123.3	56.4%	133.0	51.0%
Stock-based compensation	0.7	0.3%	0.8	0.4%	0.9	0.3%
Other charges unrelated to core operating performance (1)	1.5	0.7%	3.7	1.7%	7.2	2.8%
Amortization of intangibles	4.1	2.0%	6.2	2.8%	12.3	4.7%
Total related to Cost of Revenue	6.3	3.1%	10.7	4.9%	20.4	7.8%
Non-GAAP measures	$125.7	61.2%	$134.0	61.3%	153.4	58.8%

Note: Certain totals may not add due to rounding

(1) During the three-month periods presented above, other charges unrelated to core operating performance primarily consisted of acquisition and integration related costs, amortization of acquisition-related inventory step-up, loss on disposal of long-lived assets.

	Three Months Ended
	December 30, 2017		March 31, 2018		June 30, 2018
	Operating Income	Operating Margin	Operating Income	Operating Margin	Operating (Loss) Income	Operating Margin
GAAP measures	$6.9	3.4%	$0.4	0.2%	$(12.1)	(4.6)%
Stock-based compensation	7.7	3.7%	7.6	3.5%	7.7	3.0%
Other charges unrelated to core operating performance (1)	4.0	1.9%	14.2	6.5%	12.0	4.6%
Amortization of intangibles	7.5	3.7%	10.7	4.9%	22.3	8.6%
Restructuring and related charges	2.5	1.2%	0.3	0.1%	4.0	1.5%
Total related to Cost of Revenue and Operating Expenses	21.7	10.5%	32.8	15.0%	46.0	17.7%
Non-GAAP measures	$28.6	13.9%	$33.2	15.2%	$33.9	13.0%

Note: Certain totals may not add due to rounding

(1) During the three-month periods presented above, other charges unrelated to core operating performance primarily consisted of acquisition related costs, amortization of acquisition-related inventory step-up, loss on disposal of long-lived assets.

	Three Months Ended
	December 30, 2017		March 31, 2018		June 30, 2018
	Net (loss) Income	Diluted EPS	Net (loss) Income	Diluted EPS	Net (loss) Income	Diluted EPS
GAAP measures	(1.1)	0.00	(10.7)	(0.05)	(29.2)	(0.13)
Items reconciling GAAP net (loss) income and EPS to non-GAAP net income and EPS:
Stock-based compensation	7.7	0.03	7.6	0.03	7.7	0.03
Other charges unrelated to core operating performance (1)	4.0	0.02	14.2	0.06	12.0	0.05
Amortization of intangibles	7.5	0.03	10.7	0.05	22.3	0.10
Restructuring and related charges	2.5	0.01	0.3	—	4.0	0.02
Loss on sale of investments	—	—	0.1	—	—	—
Non-cash interest expense and other expense	8.6	0.04	8.4	0.04	8.4	0.04
Provision for (benefit from) income taxes	(6.4)	(0.03)	(1.4)	(0.01)	1.9	0.01
Total related to net income and EPS	23.9	0.10	39.9	0.17	56.3	0.25
Non-GAAP measures	22.8	0.10	29.2	0.13	27.1	0.12
Shares used in per share calculation for Non-GAAP EPS		229.9		228.8		229.4

Note: Certain totals may not add due to rounding

(1) During the three-month periods presented above, other charges unrelated to core operating performance primarily consisted of acquisition related costs, amortization of acquisition-related inventory step-up, loss on disposal of long-lived assets.